Related-party transactions	12 Months Ended
Jun. 30, 2020
Related Party Transactions [Abstract]
Related-party transactions
13. Related-party transactions
EKF Diagnostic Holdings
As discussed in Note 9, in October 2018, the Company purchased a worldwide exclusive license agreement with Joslin, that was previously entered into with EKF in July 2017, in exchange for the issuance of 15,427,704 of the Company’s ordinary shares.
EKF provided short-term loans to the Company in the form of notes payable. During the period from March 15, 2018 (inception) through June 30, 2018 and for the year ended June 30, 2019, the Company borrowed $0.4 million and $0.6 million, respectively. The notes bore interest at an annual rate of 5% and the Company recognized $5,000 and $16,000 of interest expense during the period from March 15, 2018 (inception) through June 30, 2018 and for the year ended June 30, 2019. All outstanding principal and accrued interest of $1.0 million and $21,000, respectively, was repaid in November 2018 upon consummation of the Company’s IPO. During the years ended June 30, 2020 and 2019, the Company paid fees to employees of EKF who provided services to Renalytix.
Icahn School of Medicine at Mount Sinai
In May 2018, the Company secured its cornerstone license agreement with ISMMS for research and clinical study work and intended commercialization by the Company (see Note 9). As part of the collaboration, ISMMS became a shareholder in the Company and has subsequently made equity investments both in the Company’s IPO in November 2018 and the subsequent sale of ordinary shares in July 2019. Additionally, in December 2018, the Company executed its option with ISMMS for the FractalDx license, which grants rights to technology and patents relating to a series of potential diagnostics and prognostics in the field of kidney transplant and rejection. During the year ended June 30, 2020, the Company incurred approximately $0.2 million of expenses related to research and development activities under the ISMMS SRA and an annual license maintenance fee for FractalDx. In addition, the Company incurred approximately $0.1 million of expenses related to board and consulting fees.
Renwick Capital, LLC
Prior to the Company’s IPO on AIM in November 2018, the Company’s Chief Executive Officer and Chief Financial Officer provided their respective services through a consulting agreement between the Company and Renwick Capital, LLC. During the year ended June 20, 2019, and for the period from March 15, 2018 (inception) through June 30, 2019 the Company incurred consulting services of $0.2 million and $0.1 million, respectively. Upon consummation of the Company’s IPO, the Chief Executive Officer and Chief Financial Officer became employee of the Company and the consulting agreement with Renwick Capital, LLC as terminated.
Kantaro Biosciences LLC
In connection with the formation of Kantaro, the Company entered into a five-year Advisory Services Agreement (“Advisory Agreement”) pursuant to which the Company has agreed to provide certain advisory services to Kantaro.

Pursuant to the Kantaro Operating Agreement, Kantaro issued 750 Class A Units to Mount Sinai in exchange for Mount Sinai granting licenses to Kantaro under certain intellectual property rights of Mount Sinai and 250 Class A Units to the Company as the sole consideration for the services to be rendered by the Company under the Advisory Agreement. A portion of the Company’s units are subject to forfeiture if, prior to December 31, 2020, Kantaro terminates the Advisory Agreement as a result of an uncured material breach of the Advisory Agreement or in the event the Company is acquired by a hospital or health system that serves all or any portion of the service areas served by Mount Sinai. The Company determined the fair value of the services to be provided under the Advisory Agreement was $2.0 million and the fair value of the Class A units received from Kantaro was $2.0 million. Fair value was determined using discounted cash flows which is a Level 3 measurement in the fair value hierarchy. The method requires several judgments and assumptions which include discount rates and future cash flows, among others. As of June 30, 2020, the total liability associated with the services was $1.8 million of which $0.3 million is classified as a current liability and $1.5 million is classified as a non-current liability.
In addition to the equity granted at formation, the Company and Mount Sinai each committed to making a loan to Kantaro. Mount Sinai committed to lend an initial amount of $0.3 million and an additional $0.5 million thereafter. The Company committed to lend an initial amount of $83,333 and an additional $166,667 thereafter. Each loan bears interest at a per annum rate equal to 0.25%, compounded monthly, until repaid, and is repayable from the first amounts that would otherwise constitute cash available for distribution to the members of Kantaro (provided that each loan repayment will be made, 75% to Mount Sinai and 25% to the Company based on each investor’s proportionate ownership). The Company loaned Kantaro $83,333 and had a note receivable for this amount at June 30, 2020. In addition, the Company recognized losses of $63,139 on their investment in Kantaro during the year ended June 30, 2020.